INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant X
Filed by a Party other than the Registrant /_/
Check the appropriate box:

/X/ Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/_/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant toss.240.14a-12

                       ENVISION SOLAR INTERNATIONAL, INC.
        ---------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

/_/ Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is  offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JULY 25, 2012


DEAR STOCKHOLDER:

         Notice is hereby given that the 2012 Annual Meeting of Stockholders ("Annual Meeting") of Envision Solar International, Inc. ("ESI" or the "Company") will be held at 4:00 p.m. Pacific Time, on Wednesday, July 25, 2012 at 7675 Dagget Street, Suite 150, San Diego, California 92111.

         At the Annual Meeting, you will be asked to consider and vote upon the following:

         1. Election of four members of the Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

         2. Ratification of the adoption of the 2011 Stock Incentive Plan for the Company.

         3. Ratification of the appointment of Salberg & Company, P.A. as ESI's independent registered public accounting firm for the fiscal year ending December 31, 2012.

         4.       Transaction of such other business as may properly come before
                  the   annual   meeting  or  action  on  any   adjournment   or
                  postponement of the meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on June 8, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at this 2012 Annual Meeting and at any adjournment or postponement of it.

         A copy of the Company's Form 10-K for the fiscal year ended December 31, 2011 is included with this Proxy Statement. A copy of the Annual Report and Proxy Statement can also be found on the Internet at www.envisionsolar.com.

                                        Sincerely,

                                        /s/ Desmond Wheatley
                                        Desmond Wheatley
                                        Chief Executive Officer and President


                                    IMPORTANT

PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING.

                       ENVISION SOLAR INTERNATIONAL, INC.

                          7675 DAGGET STREET, SUITE 150

                           SAN DIEGO, CALIFORNIA 92111


--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 25, 2012


--------------------------------------------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors (the "Board") of Envision Solar International, Inc., a Nevada corporation ("ESI" or the "Company"), for use at its 2012 Annual Meeting of Stockholders (the "Annual Meeting") to be held 4:00 p.m. Pacific Time, on Wednesday, July 25, 2012 at 7675 Dagget Street, Suite 150, San Diego, California 92111 and at any adjournment or postponement of such meeting.

         This Proxy Statement and the accompanying form of Proxy were first mailed to all stockholders entitled to vote at the Annual Meeting on or about June 8, 2012.

         The Company's principal executive offices are located at 7675 Dagget Street, Suite 150, San Diego, California 92111. Its telephone number is (858) 799-4583.

RECORD DATE AND VOTING

         Stockholders of record at the close of business on June 8, 2012 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 56,353,333 shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the Record Date.

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," or "ABSTAIN" on a matter are treated as being present at the meeting for purposes of establishing a quorum. Broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are also counted for purposes of determining the presence of a quorum for the transaction of business. Shares voted "FOR" or "AGAINST" a particular matter presented to stockholders for approval at the Annual Meeting will be treated as shares entitled to vote ("Votes Cast") with respect to such matter. Abstentions also will be counted toward the tabulation of Votes Cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as an amendment to, or adoption of, a stock purchase plan).

         All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Stockholders may not cumulate votes in the election of directors. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If a Proxy is returned to the Company and no choice is specified, the shares will be voted "FOR" each of the Company's nominees for director and "FOR" the approval of each of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement.

         Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting the Corporate Secretary, in writing at 7675 Dagget Street, Suite 150, San Diego, California 92111 or by telephone at
(858) 799-4583. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by July 15, 2012.

REVOCABILITY OF PROXIES

         Any stockholder giving a Proxy pursuant to this solicitation, and any beneficial owner of the stock who has voting power over it for which a Proxy has been submitted, may revoke it at any time prior to the meeting. Revocation is accomplished by filing with the Secretary of the Company at its principal executive offices at 7675 Dagget Street, Suite 150, San Diego, California 92111, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION

         The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of the Notice of Annual Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. To assure that a quorum will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. The Company will not compensate such individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the 2013 annual meeting of stockholders must be received by the Company no later than March 26, 2013 to be eligible for inclusion in the Company's proxy statement and form of proxy for next year's meeting. If any stockholder intends to present a proposal at the 2013 annual meeting of stockholders without inclusion of such proposal in our proxy materials, including director nominations, we must receive notice of such proposal no earlier than March 26, 2013 and no later than April 25, 2013. Proposals must concern a matter that may be properly considered and acted upon at the Annual Meeting in accordance with applicable laws, regulations and the Company's Bylaws and policies, and must otherwise comply with Rule 14a-8 of the Exchange Act, and we reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements. Proposals should be addressed to Envision Solar International, Inc., Attention: Corporate Secretary, 7675 Dagget Street, Suite 150, San Diego, California 92111.

                                    * * * * *

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 1
                       RATIFICATION OF THE ADOPTION OF THE
                    2011 STOCK INCENTIVE PLAN FOR THE COMPANY

         Our board of directors voted unanimously to adopt the 2011 Stock Incentive Plan for the directors, officers, employees and key consultants of Envision Solar International, Inc., as amended, effective on August 11, 2011 (the "Plan"). Our board believes that the adoption of the Plan will be critical to us attracting, retaining, and motivating employees and other eligible persons.

         A summary of the principal provisions of the Plan are set forth in the following paragraphs. The summary is not necessarily complete, and reference is made to the full text of the Plan attached as Exhibit A to this proxy statement. Capitalized terms used, but not defined herein, have the same meaning as set forth in the Plan.

         TYPES OF AWARDS. The Plan allows any of the following types of awards, to be granted alone or in tandem with other awards:

         STOCK OPTIONS. Stock options granted under the Plan may be either incentive stock options ("ISOs"), which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options ("NSOs"), which are not intended to meet those requirements. Award agreements for stock options may include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement.

         STOCK APPRECIATION RIGHTS. A stock appreciation right entitles the grantee to receive, with respect to a specified number of shares of common stock, any increase in the value of the shares from the date the award is granted to the date the right is exercised. Under the Plan, all stock appreciation rights must be settled in common stock except as provided by the Committee. Award agreements for stock appreciation rights may include rules for exercise of the stock appreciation rights after termination of service.

         STOCK AWARDS AND RESTRICTED STOCK. A stock award consists of the transfer by us to a grantee of shares of our common stock, without other payment for it, as additional compensation for services to us. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a "restricted period" during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited or will be repurchased by us at the lower of the stock's fair market value or issuance price if the restricted stock was originally purchased by the grantee. During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply.

         PERFORMANCE SHARES. A performance share consists of an award of common stock to a participant based upon the achievement of performance objectives determined by the Committee.

         ADMINISTRATION. The Plan will be administered by our board of directors and our compensation committee ("Committee"). The Committee will at all times be composed of not less than two members of the board of directors who are not our employees. The Plan gives the Committee discretion, subject in certain cases to approval of our full board of directors, to make awards under the Plan, to set the terms of award agreements (including the type and amount of any award), to establish rules for the interpretation and administration of the Plan, and to make other determinations and take other actions consistent with the terms and purposes of the Plan.

         ELIGIBILITY. Any officer, employee, or director of, or consultant or other independent contractor for us or any of our subsidiaries will be eligible to receive awards under the Plan.

         SHARES AVAILABLE FOR AWARDS. The Plan authorizes 30,000,000 shares of our common stock to be reserved for awards under the Plan. In addition, on each anniversary of the Plan's effective date on or before the fifth anniversary of the effective date of the Plan (i.e., August 11, 2011), the aggregate number of shares of our common stock available for issuance under the Plan will be increased by the lesser of (a) 5% of the total number of shares of our common stock authorized but not issued under the Plan as of the December 31 immediately preceding the anniversary of the effective date of the Plan, (b) 300,000 shares, or (c) a lesser number of shares of our common stock as our board, in its sole discretion, determines. In general, shares reserved for awards that lapse or are cancelled will be added back to the pool of shares available for awards under the Plan. In any year, an eligible employee, consultant, or director may receive awards with respect to no more than 10,000,000 shares. If an award is to be settled in a medium other than common stock, the number of shares on which the award is based will count toward the limit. In response to certain extraordinary events (such as merger, exchange, reorganization, or liquidation), the Committee may provide for cash payments or award substitutions to reflect consideration received by stockholders.

         VESTING AND PERFORMANCE OBJECTIVES. Awards under the Plan are forfeitable until they become vested. An award will become vested only if the vesting conditions set forth in the award agreement (as determined by the Committee) are satisfied. The vesting conditions may include performance of services for a specified period, achievement of performance objectives, or a combination of both criteria. Performance objectives selected by the Committee as vesting conditions will be based on one or more of the following performance measures: net earnings or net income (before or after taxes); earnings per share; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, capital, equity, sales, or revenue); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; market share; working capital targets; cash value added; economic value added; market penetration; and product introductions, in each case determined in accordance with generally accepted accounting principles subject to modifications approved by the Committee) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination of those levels.

         CHANGE IN CONTROL. Any stock option or restricted stock award granted to any participant under the Plan that would have become vested upon continued employment by the grantee will immediately vest in full and become exercisable upon a change in control as that term is defined in the Plan.

         NONTRANSFERABILITY. In general, awards under the Plan may not be assigned or transferred except by will or the laws of descent and distribution. The Committee may, however, allow the transfer of NSOs to members of a Plan participant's immediate family or to a trust, partnership, or corporation in which the parties in interest are limited to the participant and members of the participant's immediate family.

         AMENDMENT AND TERMINATION. Our board of directors may amend, alter, suspend, or terminate the Plan at any time. If necessary to comply with any applicable law (including stock exchange rules), we will first obtain stockholder approval. Amendments, alterations, suspensions, and termination of the Plan generally may not impair a participant's (or a beneficiary's) rights under an outstanding award. The rights may, however, be impaired if necessary to comply with an applicable law or accounting principles (including a change in the law or accounting principles) pursuant to a written agreement with the participant.

         DURATION. Unless it is terminated sooner, the Plan will terminate upon the earlier of August 11, 2021 or the date all shares available for issuance under the Plan have been issued and vested.

REQUIRED VOTE

         Ratification of the adoption of the Company's 2011 Stock Incentive Plan requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" approval of the ratification of the adoption of the Company's 2011 Stock Incentive Plan.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE RATIFICATION OF THE ADOPTION OF THE COMPANY'S 2011 STOCK INCENTIVE PLAN.

                                    * * * * *

                                 PROPOSAL NO. 2

                              ELECTION OF DIRECTORS

         The Board recommended and nominated Robert Noble, Desmond Wheatley, Jay
S. Potter and John Evey as nominees for election at the Annual Meeting. At the Annual Meeting, four directors will be elected to the Board of Directors. Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for the nominees named below, who are all presently directors of ESI. Your proxies cannot be voted for a greater number of persons than the number of nominees named in the proxy statement. In the event that any nominee becomes unavailable, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director's earlier death, resignation or removal.

         After the Annual Meeting, the Company's Board of Directors will still have three vacancies. The existing directors have not at this time identified any candidates to fill those vacancies, but will have the right to fill them until the next Annual Meeting of Stockholders. Accordingly, the vacancies may be filled by resolution of the Company's Board of Directors, or may be filled by election at the next Annual Meeting of Stockholders in 2013.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

The following information provided with respect to the principal occupation, affiliations and business experience during the last five years for each of the nominees has been furnished to us by such nominees. We identify and describe the key experience, qualifications and skills our directors bring to the Board that are important in light of the Company's business and structure. The directors' experiences, qualifications and skills that the Board considered in their nomination are included in their individual biographies.

         o Leadership experience. We believe that directors with experience in significant leadership positions such as chief executive officer and chief financial officer provide the Company with special insights. These people generally possess leadership qualities and the ability to identify and develop those qualities in other people. They demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth. Through their service as leaders in other organizations, they also have access to important sources of market intelligence, analysis and relationships that may benefit the Company.

         o Finance experience. We believe that an understanding of finance and financial reporting processes is important for our directors. The Company measures its operating and strategic performance by reference to financial targets. We seek to have directors who are financially knowledgeable.

         o Industry experience. We seek to have directors with experience as executives, directors or in other leadership positions in the industry in which we participate.

         o Government experience. We seek directors with governmental experience because of our interactions with a variety of governing agencies, both as customers and regulatory bodies. The Company recognizes the importance of working constructively with governments and values directors with this experience.

         o Technology and education experience; As a technology based company, we seek directors with backgrounds in technology and education because our success depends in part on developing and accessing new ideas.

         The name and certain information regarding each nominee are set forth below as of June 8, 2012. There are no family relationships among directors or executive officers of ESI.

NAME                     AGE   CURRENT POSITION WITH ESI
------------------------ ----- -------------------------------------------------
Desmond Wheatley         46    Chief Executive Officer, President and Director

Robert Noble             59    Chairman of the Board of Directors

Jay S. Potter            47    Director

John Evey                62    Director
------------------------ ----- -------------------------------------------------

         DESMOND WHEATLEY has served as our President and Chief Operating Officer since September 2010 and was named Chief Executive Officer and a Director in August 2011. Mr. Wheatley has two decades of senior international management experience in technology systems integration, energy management, communications and Renewable Energy. Mr. Wheatley is a founding partner in the international consulting practice Crichton Hill LLC. Prior to founding Crichton Hill, Mr. Wheatley was CEO of iAxis FZ LLC, a Dubai based alternative energy and technology systems integration company. From 2000 to 2007 Mr. Wheatley held a variety of senior management positions at San Diego based Kratos Defense and Security Solutions (Nasdaq: KTOS), fka Wireless Facilities with the last five years as President of ENS, the largest independent security and energy management systems integrator in the United States. Prior to forming ENS in 2002 Mr. Wheatley held senior management positions in the cellular and broadband wireless industries; deploying infrastructure and lobbying in Washington DC on behalf of major wireless service providers. Mr. Wheatley's teams led turnkey deployments of thousands of cellular sites and designed and deployed broadband wireless networks in many MTAs across the USA. Mr. Wheatley has founded, funded and operated four profitable start-up companies and was previously engaged in M&A activities. Mr. Wheatley evaluated acquisition opportunities, conducted due diligence and raised commitments of $500M in debt and equity. Mr. Wheatley sits on the boards of Admonsters, San Francisco CA and the Human Capital Group, Los Angeles, CA and was formerly a board member at DNI in Dallas, Texas.

         Mr. Wheatley's qualifications are:

         o        Leadership  experience  - Mr.  Wheatley  has  been  our  Chief
                  Executive Officer since August 2011 and President since September 2010. He has held numerous executive positions in international organizations including five years as President of a publically traded technology and energy management company.
         o Industry experience - Mr. Wheatley was founding member of an international consulting company with expertise in the renewable and energy sectors. He has held various executive level positions in multiple infrastructure deployment companies and has been involved in energy management and renewable since 2002.
         o Finance Experience - Mr. Wheatley was founding partner in multiple companies with direct responsibilities for their financial success and stability. He has participated in $500 million of capital raises and held full profit and loss responsibility for a public company with approximately $70 million of revenues.
         o Education experience - Mr. Wheatley was educated in his native Scotland.

         ROBERT NOBLE has served as our Chairman of the Board of Directors since 2006 and is our prior Chief Executive Officer and Chief Financial Officer, resigning both positions in August 2011. Prior to founding ESI, Mr. Noble served as the Chief Executive Officer of Tucker Sandler Architects, an architecture firm located in San Diego, California, from 2000 through 2007. Mr. Noble has served as the Chairman of Noble Environmental Technologies, Inc., a materials company, since 1998, Ecoinvestment Network, a California company, since 2007, Envision Regenerative Health, a California company, since 2008 and the Noble Group, Inc., a California company, since 2007. Mr. Noble is an accomplished architect, environmental designer, industrial designer and environmental technology entrepreneur. Mr. Noble and his work have won numerous awards, including awards from Popular Science Magazine (Best of What's New), Entrepreneur Magazine (Innovator of the Year, Environmental Category), National Public Radio (E-chievement Environmental Award), the Urban Land Institute (San Diego Smart Growth Award, Innovation Category) and The American Institute of Architects - San Diego Chapter (Energy Efficiency Award). He received his undergraduate degree in architecture from the University of California - Berkeley, and his Master of Architecture from Harvard University Graduate School of Design. Mr. Noble also completed graduate work at Cambridge University and Harvard Business School.

         Mr. Noble's qualifications:

         o Leadership experience - Mr. Noble has been our chairman and chief executive officer since inception and has held similar positions in multiple other companies.
         o Finance experience - Mr. Noble was our founder and has been chief executive officer of our company as well as other companies supervising the financial management of such as a part of his responsibilities.
         o Industry experience - Mr. Noble is an accomplished and award winning architect and has served as a community leader in the eco-friendly space. He is an international speaker on the subject.
         o Education experience - Mr. Noble received his undergraduate degree in architecture from the University of California - Berkeley, and a Master of Architecture from Harvard University Graduate School of Design. Mr. Noble also completed graduate work at Cambridge University and Harvard Business School.

         JAY S. POTTER has served as a Director of ESI since 2007. Mr. Potter has been active in the financial and energy industries for over 25 years and has successfully participated, directed or placed over two hundred million dollars of capital in start-up and early stage companies. Mr. Potter is an entrepreneur and understands the needs of early stage and start-up companies. He takes an active role in the development of the funded companies and to that end has participated as advisor, director and officer to defend shareholder positions. He founded an early stage venture fund in GreenCore Capital, Inc. and serves as that company's Chairman and Chief Executive Officer. He has served as Chairman, President and Chief Executive Officer of several financial service operations. Mr. Potter is a registered representative with Allied Beacon Partners, Inc., a registered securities broker dealer firm that has served as the placement agent on certain of the Company's private placements of securities. Mr. Potter serves as a Director of Envision, Sterling Energy Resources and Noble Environmental Technologies.

         Mr. Potter's qualifications are:

         o Leadership experience - Mr. Potter has held various executive positions at multiple companies and is a Board member of Envision, Noble environmental technologies and Sterling Energy Resources.
         o Industry experience - Mr. Potter has held numerous executive level positions for companies focusing on renewable energies and pother environmentally focused ventures.
         o Finance Experience - Mr. Potter raised and placed over $200 million of capital into early stage companies.
         o Education experience - Mr. Potter attended San Diego State University for an aeronautical engineering degree.

         JOHN EVEY has served as a Director of ESI since April 2010. He is Executive Vice President of Nature and Culture International, an organization that has conserved more than 8.7 million acres of tropical forest to protect species, watersheds and ecosystems with and to support human communities in Latin America. Prior to accepting that role, Mr. Evey served for four years as Vice President for Development at the J. Craig Venter Institute ("JCVI"), for which he was responsible for generating collaborative partnerships and financial resources from all sources except federal research agencies for this major institute that is advancing genomic research to benefit human health and the environment. From 2002 to 2007, Mr. Evey served as Assistant Director of the Scripps Institution of Oceanography and Executive Director of Development for the Marine Sciences at University of California, San Diego ("UCSD"). Prior, he was Vice President for Institutional Advancement at University of the Pacific and served also served for more than a decade as Director of Development at Oregon State University. His earlier experience includes roles as founding director of the Office for Resource Development at the Oregon Shakespeare Festival and as the initial association executive for the statewide arts lobby, Oregon Advocates for the Arts. As a volunteer, he catalyzed creation of the Southern Oregon Land Conservancy. As an officer of the Travel Industry Council of Oregon, Mr. Evey and two colleagues successfully advocated the creation and funding of a Tourism Division in the Oregon Department of Economic Development. Mr. Evey is a member of the Host Committee for the Kyoto Prize Symposium in San Diego, which helps to host the Kyoto Prize laureates each spring. During a thirty-five year professional career--including thirty years directing development programs--Mr. Evey has personally generated more than $100 million in gifts and matching funds.

         Mr. Evey's qualifications are:

         o Leadership experience - Mr. Evey has held multiple executive positions, including as Vice President for Advancement for the three-campus University of the Pacific.
         o Industry experience - Mr. Evey has served as Director of Development for Oregon State University, a Carnegie Tier I research university with statewide services.
         o Finance Experience - Mr. Evey has personally generated over $100 million in gifts and matching funds to charitable organizations.
         o Education experience - Mr. Evey has a B.S. from Oregon State University and an M.S. from the University of Oregon as well as many professional development courses and seminars.

         No officer or director is required to make any specific amount or percentage of his business time available to us. Each of our officers intends to devote such amount of his or her time to our affairs as is required or deemed appropriate by us.

REQUIRED VOTE

         The four nominees receiving the highest number of affirmative "FOR" votes shall be elected as directors. Stockholders may not cumulate votes in the election of directors. Unless marked to the contrary, proxies received will be voted "FOR" these nominees.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE FOREGOING NOMINEES.

                                    * * * * *

                                PROPOSAL NUMBER 3

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

         The Audit Committee of the Board of Directors has appointed Salberg & Company, P.A. as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2012. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interest of ESI and its stockholders. If the appointment is not ratified by our stockholders, the Board of Directors may reconsider whether it should appoint another independent registered public accounting firm.

REQUIRED VOTE

         Ratification of the appointment of Salberg & Company, P.A. as our independent registered public accounting firm for the year ending December 31, 2012 requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Salberg & Company, P.A.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SALBERG & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2012.

                                    * * * * *

               BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

         We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We intend to adopt a code of ethics that applies to our officers, directors and employees, including our Chief Executive Officer and Chief Financial Officer, but have not done so to date due to our relatively small size.

         Our Board of Directors held a total of four meetings during our fiscal year ended December 31, 2011. Each director attended all of the fiscal year 2011 meetings of our Board of Directors and each committee on which he served. We have no formal policy regarding attendance by our directors at Board meetings, although we encourage attendance and most of our directors have historically attended the meetings. Our executive officers are appointed by our Board of Directors and serve at the discretion of the Board of Directors. Our directors hold office until the expiration of their respective terms or until their successors have been duly elected and qualified.

BOARD OF DIRECTORS INDEPENDENCE

         The Board of Directors has determined that two of our director nominees standing for election are "independent directors" as defined in Rule 4200 of Financial Industry Regulatory Authority's ("FINRA") listing standards. In determining the independence of our directors, the Board of Directors has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the Securities and Exchange Commission (the "SEC") and FINRA rules. In making the determination of the independence of our directors, the Board of Directors considered all transactions in which ESI and any director had any interest, including those discussed under "Certain
Relationships and Related Transactions" below, and transactions involving payments made by ESI to companies in the ordinary course of business where the candidate serves on the board of directors or as a member of the executive management of the other company.

BOARD LEADERSHIP STRUCTURE AND COMMITTEE COMPOSITION

         Mr. Robert Noble serves as our Chairman of the Board. At this time, the Board of Directors believes that Mr. Noble's role as our Chairman serves the best interests of the Company and our stockholders. As Chairman of the Board, Mr. Noble consults with the chairpersons of the committees of the Board of Directors and establishes the agenda for each meeting of the Board of the Directors. As our founder and Chairman of the Board since inception and our former Chief Executive Officer, Mr. Noble is uniquely suited to lead our Board of Directors and to ensure that critical business issues are brought before the Board of Directors. We believe that Mr. Noble's guidance enables the Board of Directors to efficiently and effectively develop and implement business strategies and oversee our risk management efforts.

         The Board of Directors appreciates that the advantages gained by having ESI's founder as the Chairman of the Board must be viewed in light of potential independence concerns. The Board of Directors believes that we have adequate safeguards in place to address those concerns. The Board of Directors meets regularly, and each director is an equal participant in each discussion made by the full Board of Directors.

         One of our directors is also involved in our management. As necessary or appropriate, the Board of Directors and its committees may also retain outside legal, financial or other advisors.

         We intend to establish an audit committee of the Board of Directors, which will consist of independent directors of which at least one will qualify as a qualified financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The audit committee's duties will be to recommend to our Board of Directors the engagement of independent auditors to audit our consolidated financial statements and to review our accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee would at all times be composed exclusively of directors who are, in the opinion of our Board of Directors, free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of consolidated financial statements and generally accepted accounting principles.

         The Company has established a compensation committee on which consists of our two independent directors. The compensation committee is responsible for reviewing general policy matters relating to compensation and benefits of directors and officers, determining the total compensation of our officers and directors. The Board of Directors does not have a nominating committee.
Therefore, the selection of persons for election to the Board of Directors was neither independently made nor negotiated at arm's length.

BOARD ROLE IN RISK OVERSIGHT

         The Board of Directors carries out its role in the oversight of risk both directly and through its compensation committee. The Board of Directors' direct role includes the consideration of risk in the strategic and operating plans that are presented to it by management. The compensation committee established by the Board of Directors carries out the Board of Directors' oversight of risk as follows:

         o The Compensation Committee determines the compensation of our executive officers and directors, administers benefit plans and policies with respect to our executive officers and considers whether any of those plans or policies create risks that are likely to have a material adverse effect on the Company.

         The Company intends to try to expand the Board of Directors and its committees in the future by appointing and nominating for election new independent members to fill the vacancies that currently exist on the Board of Directors. While our Board of Directors oversees our management of risk as outlined above, management is responsible for identifying and managing risks.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

         The Board of Directors has not yet established a Nominating and Corporate Governance Committee. The current small size of the Board has not yet made the formation of those committees feasible. Accordingly, the Board of Directors reviews the skills and characteristics required of Board members. All of the current members of the Board of Directors are involved in the nomination consideration process. The Board will consider a candidate's independence, as well as the perceived needs of the Board and the candidate's background, skills, business experience and expected contributions. At a minimum, members of the Board must possess the highest professional ethics, integrity and values, and be committed to representing the long-term interests of our shareholders. The Company does not have a particular policy regarding considering potential candidates for nomination for election as directors that may be suggested by our shareholders. We believe that we would give them the same consideration as other candidates.

         They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The Board may also take into account the benefits of diverse viewpoints, as well as the benefits of constructive working relationships among directors. The Board considers diverse viewpoints based on the diversity of the career experiences among potential candidates, diversity of their respective expertise, diversity of their respective educational backgrounds, and the diversity of their respective charitable, cultural and social interests as those interests may pertain to the advice they render and the network of relationships they bring for the benefit of the Company. The success of the nomination process, and in particular its achieving diversity, is evaluated by the whole Board based on whether its members fulfill the Company's needs for advice, expertise, guidance and relationships, or whether and to what extent the Company must hire outside professionals to fulfill those needs.

         The Board of Directors also reviews and determines whether existing members of the Board should stand for re-election, taking into consideration matters relating to the number of terms served by individual directors and the changing needs of the Board. We do not have a limit on the number of terms an individual may serve as a director on our Board.

         The Board of Directors utilizes a variety of methods for identifying and evaluating nominees for director. The Board regularly assesses the appropriate composition, size and independence of the Board, and whether any vacancies are expected due to change in employment or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board considers various potential candidates for director. Candidates are evaluated at regular or special meetings of the Board of Directors, and may be considered at any point during the year. The Board will consider shareholder recommendations for candidates for the Board that are properly submitted in the same manner it considers nominees from other sources. In evaluating such recommendations, the Board will use the qualifications standards described above and will seek to achieve a balance of knowledge, experience and capability on the Board.

         In the future the Company will seek to add new independent directors to its Board of Directors by appointing or nominating them for election to fill vacancies that now exist on the Board. When making determinations regarding independence, the Board of Directors will periodically evaluate the independence of each member and prospective member of the Board of Directors. The Board of Directors will analyze whether a director or candidate is independent by evaluating, among other factors, the following:

         1. whether the person, or any of such person's family members, has accepted any compensation from us in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than (i) as compensation for Board or Board committee service,
                  (ii) compensation paid to a family member who is employed by us other than as an executive officer, or (iii) benefits under a tax-qualified retirement plan or non-discretionary compensation;

         2. whether the person has any material relationship with us, either directly, or as a partner, stockholder or officer of an organization with which we have a relationship;

         3.       whether the person is our  current  employee or was one of our
                  employees   within   three   years   preceding   the  date  of
                  determination;

         4. whether the person is, or in the three years preceding the date of determination has been, affiliated with or employed by
                  (i) a present internal or external auditor of ours or any affiliate of such auditor or (ii) any former internal or external auditor of ours or any affiliate of such auditor, which performed services for us within three years preceding the date of determination;

         5. whether the person is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which one of our executive officers serves on the compensation committee of another company that concurrently employs the director as an executive officer;

         6. whether the person receives any compensation from us, other than fees or compensation for service as a member of the Board of Directors and any of its committees, including reimbursement for reasonable expenses incurred in connection with such service, and for reasonable educational expenses associated with Board of Directors or committee membership matters;

         7. whether an immediate family member of the person is one of our current executive officers or was an executive officer within three years preceding the date of determination;

         8. whether an immediate family member of the person is, or in the three years preceding the date of determination has been, affiliated with or employed in a professional capacity by (i) a present internal or external auditor of ours or any of our affiliates or (ii) any of our former internal or external auditors or any affiliate of ours which performed services for us within three years preceding the date of determination; and

         9. whether an immediate family member of the person is or in the three years preceding the date of determination has been part of an interlocking directorate in which one of our executive officers serves on the compensation committee of another company that concurrently employs the immediate family member of the member of the Board of Directors as an executive officer.

         The above list is not exhaustive and the Board of Directors considers all other factors which could assist it in its determination that a person has no material relationship with us that could compromise that person's independence.

RISK CONSIDERATIONS IN OUR COMPENSATION PROGRAMS

         We have reviewed our compensation structures and policies as they pertain to risk and have determined that our compensation programs do not create or encourage the taking of risks that are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the Board examined all of its compensation arrangements and the authority and autonomy of its employees and consultants who receive the compensation. The Board assesses whether the compensation arrangement is excessively weighted towards incentives that would encourage an autonomous employee or consultant to endanger the Company. Based on a review of these factors, the small size of the Company, the limited autonomy of its employees and consultants, and the fact that bonuses are discretionary and subject to the approval of the whole Board, the Board has determined that our compensation programs do not encourage the taking of excess risk.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Stockholders may contact the Board of Directors about bona fide issues or questions regarding ESI by sending an email to Desmond Wheatley at desmond.wheatley@envisionsolar.com or by writing the Corporate Secretary at the following address:

                       Envision Solar International, Inc.
                            Attn: Corporate Secretary
                          7675 Dagget Street, Suite 150
                           San Diego, California 92111


                               EXECUTIVE OFFICERS

         Executive officers of the Company, and their ages as of June 8, 2012, are as follows:

NAME                     AGE  CURRENT POSITION WITH ESI
------------------------ ---- --------------------------------------------------

Desmond Wheatley         46   Chairman and Chief Executive Officer

Chris Caulson            43   Executive Vice President, Chief Financial Officer,
                              Corporate Secretary and Director
------------------------ ---- --------------------------------------------------

         See section entitled "Nominees" under Proposal 2, Election of Directors above, for a brief description of the business experience and educational background of Mr. Wheatley.

         CHRIS CAULSON has been our Chief Financial Officer since August 2011 and previously led our accounting and finance functions since November 2010. Mr. Caulson brings over 20 years of financial management experience including security infrastructure and technology integration, wireless communications, and telecommunications industries. From 2004 through 2009, Mr. Caulson held various positions including Vice President of Operations and Finance of ENS, the largest independent technology systems integrator in the United States and a wholly-owned division of Kratos Defense & Security Solutions, Inc. In this role, Mr. Caulson was responsible for the operational and financial execution of multiple subsidiaries and well over $100 million of integration projects including networks for security, voice and data, video, life safety and other integrated applications. Prior to 2004, Mr. Caulson was CFO of Titan Wireless, Inc., a $200 million international telecommunications division of Titan Corp (subsequently purchased by L-3.). Mr. Caulson, who has a Bachelors of Accountancy from the University of San Diego, began his career with the public accounting firm Arthur Andersen.

         Mr. Caulson's qualifications:

         o Leadership experience - Mr. Caulson has been our Chief Financial Officer since August 2011 and has held similar positions in multiple other companies.
         o Finance experience - Mr. Caulson has over 20 years experience in financial related positions and was an external auditor in the public accounting firm of Arthur Andersen.
         o Industry experience - Mr. Caulson has held multiple financial related executive positions in publically traded companies. o Education experience - Mr. Caulson has his bachelors of accountancy degree from the University of San Diego.

                             EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

         The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table ("Named Executive Officers"), and executive officers that we may hire in the future. As more fully described below, our board's compensation committee reviews and recommends policies, practices, and procedures relating to the total direct compensation of our executive officers, including the Named Executive Officers, and the establishment and administration of certain of our employee benefit plans to our board of directors.

COMPENSATION PROGRAM OBJECTIVES AND REWARDS

         Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, we consider all relevant factors in determining executive compensation, including the competition for talent, our desire to link pay with performance, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork, and each executive's total compensation package. We strive to accomplish these objectives by compensating all executives with compensation packages consisting of a combination of competitive base salary and incentive compensation.

         The compensation received by our Named Executive Officers is based primarily on the levels at which we can afford to retain them and their responsibilities and individual contributions. Our compensation policy also reflects our strategy of minimizing general and administration expenses and utilizing independent professional consultants. To date, we have not applied a formal compensation program to determine the compensation of the Named Executives Officers. In the future, our compensation committee and board of directors expect to apply the compensation philosophy and policies described in this section of our annual report.

         The primary purpose of the compensation and benefits we consider is to attract, retain, and motivate highly talented individuals who will engage in the behavior necessary to enable us to succeed in our mission, while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts which may be awarded to each Named Executive Officer are subject to the annual review of our compensation committee who will make recommendations regarding compensation to our board of directors. The following is a brief description of the key elements of our planned executive compensation structure.

         o Base salary and benefits are designed to attract and retain employees over time.
         o Incentive compensation awards are designed to focus employees on the business objectives for a particular year.
         o Equity incentive awards, such as stock options and non-vested stock, focus executives' efforts on the behaviors within the recipients' control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.
         o        Severance   and  change  in  control  plans  are  designed  to
                  facilitate   a   company's   ability  to  attract  and  retain
                  executives as we compete for talented employees in a marketplace where such protections are commonly offered.

BENCHMARKING

         We have not yet adopted benchmarking but may do so in the future. When making compensation decisions, our compensation committee and board of directors may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. Our board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation. Each executive officer's compensation relative to the benchmark varies based on the scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

THE ELEMENTS OF ESI'S COMPENSATION PROGRAM

BASE SALARY

         Executive officer base salaries are based on job responsibilities and individual contribution. Our compensation committee or board of directors review the base salaries of our executive officers, including our Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. Additional factors reviewed by our compensation committee and board of directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the year ended December 31, 2011, all executive officer base salary decisions were approved by the board of directors.

INCENTIVE COMPENSATION AWARDS

         The Named Executives have not been paid bonuses and our compensation committee has not yet recommended a formal compensation policy for the determination of bonuses. If our revenue grows and bonuses become affordable and justifiable, we expect to use the following parameters in justifying and quantifying bonuses for our Named Executive Officers and other officers of
Envision: (1) the growth in our revenue, (2) the growth in our gross profit (3) the growth in our earnings before interest, taxes, depreciation and amortization, as adjusted ("EBITDA"), (4) achievement of other corporate goals as outlined by the board and (5) our stock price. The board has not adopted specific performance goals and target bonus amounts, but may do so in the future.

EQUITY INCENTIVE AWARDS

         In order to provide an incentive to attract and retain directors, officers, and other employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success, on August 10, 2011, the board approved and caused the Company to adopt, a new equity incentive plan (the "2011 Plan"), pursuant to which 30,000,000 shares of our common stock are reserved for issuance as awards to employees, directors, consultants and other service providers. This 2011 Plan will be presented to our shareholders for ratification during 2012.

         From January 1, 2011 through December 31, 2011, the Company granted 16,582,856 stock options under the 2011 Plan with a total valuation of $2,578,418 to certain executives and board members. Of these amounts, 9,162,856 options were granted to Robert Noble, executive chairman, in exchange for the cancellation of 6,027,663 options previously granted to him in accordance with the terms of an earlier agreement executed by Mr. Noble and the Company in connection with the Company's 2010 merger transaction.

         Additionally, although there were no new awards under the 2007 or 2008 Plans granted during 2011, there are prior awards outstanding under ESI's 2008 Plan to former officers and advisors. The 2007 Plan was terminated in March 2012.

BENEFITS AND PREREQUISITES

         At this stage of our business we have limited benefits and no prerequisites for our employees other than vacation benefits. We do not have a 401(k) Plan or any other retirement plan for our Named Executive Officers. We may adopt these plans and confer other fringe benefits for our executive officers in the future if our business grows sufficiently to enable us to afford them.

SEPARATION AND CHANGE IN CONTROL ARRANGEMENTS

         On August 10, 2011, the Company entered into employment agreements with its Chief Executive Officer and its Chief Financial Officer. The term of the agreements is through January 1, 2016. The agreements call for a payment to the executive employee equal to one year of salary plus 100% of his bonus potential if the executive is terminated for reasons other than mutual agreement, executive's death, executive's breach, or upon disability of the executive, as defined. If the executive is terminated as a result of a change of control, as defined, then the executive would receive a payment equal to two years of annual compensation and 100% of his bonus potential for such two year period.

         There were no other employment agreements outstanding as of December 31, 2011.

EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services rendered in all capacities by our Chief Executive Officer and all other compensated executive officers, as determined by reference to total compensation for the fiscal years ended December 31, 2011 and 2010, who were serving as executive officers at the end of the 2011 and former executive officers, who received or are entitled to receive remuneration in excess of $100,000 during each of those fiscal years.

                                             SUMMARY COMPENSATION TABLE

---------------------- ------- ---------- ------- ------------ ------------- -------------- --------------- -----------
      Name and                                                  Non-Equity   Non-Qualified
      Name and                                                  Incentive      Deferred
 Principal Position                                Option          Plan      Compensation     All Other
         (1)           Year    Salary     Bonus   Awards (1)   Compensation    Earnings      Compensation     Total
-----------------------------------------------------------------------------------------------------------------------
Robert Noble (2),      2011   $257,000     0      1,153,472        0              0               0        $1,410,472
Former Chief           2010   $192,000     0          0            0           64,500             0          $256,500
Executive Officer
Former Chief
Financial Officer

Desmond Wheatley       2011   $200,000     0       859,997         0              0               0        $1,059,997
(3), Chief Executive   2010    $93,467     0          0            0           66,960             0          $160,427
Officer

Chris Caulson (4),     2011   $161,667     0       537,498         0              0               0          $699,165
Chief Financial        2010    $61,867     0          0            0           42,185             0          $104,052
Officer

Officers as a Group    2011   $618,667     0      2,550,967        0              0               0        $3,169,634
                       2010   $347,334     0          0            0           173,645            0          $520,979
-----------------------------------------------------------------------------------------------------------------------

(1) The amounts in this column reflect the grant-date fair value of stock options with respect to the years ended December 31, 2011 and 2010, in accordance with applicable accounting guidance related to stock based compensation. For a description of the assumptions used in determining the value of the options, see the notes to the consolidated financial statements.

(2) Mr. Noble was our Chief Executive Officer and Chief Financial Officer until he resigned both positions on August 10, 2011. He remained Executive Chairman until he resigned from that position effective December 31, 2011. He is currently our Chairman of the Board.

(3) Mr. Wheatley joined the Company as a consultant in April 2010 and was compensated through the consulting company. Accordingly, a large portion of the 2010 salary figure in the above table includes amounts billed to the Company by the consulting company for his services. Mr. Wheatley joined the Company full time in December 2010 and was not paid a direct salary until this time. On August 10, 2011, Mr. Wheatley was appointed Chief Executive Officer.

(4) Mr. Caulson joined the Company as a consultant in June 2010 and was compensated through the consulting company. Accordingly, a large portion of the 2010 salary figure in the above table includes amounts billed to the Company by the consulting company for his services. Mr. Caulson joined the Company full time in November 2010 and was not paid a direct salary until this time. On August 10, 2011, Mr. Caulson was appointed Chief Financial Officer.

AGREEMENTS WITH EXECUTIVE OFFICERS

ROBERT NOBLE

         On August 10, 2011, the Company entered into an employment agreement with Robert Noble pursuant to which his appointment as Executive Chairman is confirmed. The employment agreement calls for annual compensation, including auto allowance, of $258,000 which is consistent with his current compensation. Further, in accordance with an earlier understanding involving stock compensation agreed to in connection with the Company's 2010 merger transaction where Mr. Noble had agreed to terminate earlier awarded options for newly issued options, Mr. Noble was granted 9,162,856 stock options with an exercise price of $0.33 per share and a ten (10) year term. All of these options will vest immediately upon the Company's achievement of cumulative gross revenues of $30,000,000 prior to December 31, 2014. Upon the grant of the options, all outstanding options held by Robert Noble that were granted under the Company's predecessor's 2007 Unit Option Plan and 2008 Equity Incentive Plan were immediately cancelled and terminated. As of December 31, 2011, and the date of this report, the vesting milestones discussed above have not been met.

         In December 2011, Mr. Noble resigned as Executive Chairman. In conjunction with this resignation, the Company issued 1,138,120 warrants, each with a five year term and exercise price of $0.24 (market price at day of issuance) to Mr. Noble in exchange for the cancellation of debts owed to Mr. Noble for vacation and deferred salary liabilities. These warrants were valued at $209,006 using the Black-Scholes valuation methodology and there was no gain or loss on the transaction.

DESMOND WHEATLEY

         Mr. Wheatley began providing services to us in April 2010 as a consultant. In September 2010, Mr. Wheatley was named President and continued providing services in this capacity as a consultant. In December 2010, we added Mr. Wheatley to full time employment status. On August 10, 2011, the Board of Directors appointed Desmond Wheatley (then the Company's President and Chief Operating Officer) as its new Chief Executive Officer, President and Corporate Secretary and approved and entered into an employment agreement with him, effective on August 10, 2011. This agreement calls for an annual salary of $200,000. Further, Mr. Wheatley is granted 4,320,000 stock options with an exercise price of $0.27 per share and a ten (10) year term. One third of these options vested immediately, while one third vested on November 1, 2011 and one third will vest on November 1, 2012, provided Mr. Wheatley is then serving the Company as an employee, officer or director. The term of the employment agreement ends on January 1, 2016. Robert Noble resigned as the Company's Chief Executive Officer and corporate Secretary, effective August 10, 2011, to vacate those positions for Mr. Wheatley.

CHRIS CAULSON

         On August 10, 2011, the Company appointed Chris Caulson as its new Chief Financial Officer and approved and entered into an employment agreement with him, effective on August 10, 2011. This agreement calls for an annual salary of $165,000. Further, Mr. Caulson is granted 2,700,000 stock options with an exercise price of $0.27 per share and a ten (10) year term. One third of these options vested immediately, while one third vested on November 1, 2011 and one third will vest on November 1, 2012, provided Mr. Caulson is then serving the Company as an employee, officer or director. The term of the employment agreement ends on January 1, 2016.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

         The following table summarizes the total outstanding non-incentive equity awards as of December 31, 2011, for each named executive officer:


                                        OUTSTANDING EQUITY AWARD TABLE

---------------------- ----------------------- --------------------------- ------------------ -----------------
                        Number of securities      Number of securities
                             underlying                underlying
                         unexercised-number        unexercised-number       Option exercise        Option
        Name                exercisable              unexercisable             price($)       expiration date
---------------------- ----------------------- --------------------------- ------------------ -----------------
Desmond Wheatley
(3), Chief Executive
Officer                     2,880,000                 1,440,000                 $0.27         August 9, 2021

Chris Caulson (4),
Chief Financial
Officer                     1,800,000                  900,000                  $0.27         August 9, 2021
---------------------------------------------------------------------------------------------------------------

INCENTIVE PLAN AWARDS

         On February 12, 2010, we entered into a letter agreement with Robert Noble, pursuant to which Mr. Noble agreed to terminate all of his options under Envision's 2007 Unit Option Plan and 2008 Equity Incentive Plan upon the issuance to Mr. Noble of a new option to purchase an aggregate of 9,162,856 shares of common stock at an exercise price of $0.33 per share, which option shall vest immediately upon our achievement of cumulative gross revenues of either (i) $15,000,000 during the fiscal year ended December 31, 2010 or (ii) $30,000,000 prior to December 31, 2014. Effective August 10, 2011,the new stock options were issued to Mr. Noble under the 2011 Plan. These milestones had not been met as of the date of this filing.

         On August 10, 2011, the Board of Directors appointed Desmond Wheatley (then the Company's President and Chief Operating Officer) as its new Chief Executive Officer, President and Corporate Secretary and approved and entered into an employment agreement with him, effective on August 10, 2011. This agreement calls for an annual salary of $200,000. Further, Mr. Wheatley is granted 4,320,000 stock options with an exercise price of $0.27 per share and a ten (10) year term. One third of these options vested immediately, while one third vested on November 1, 2011 and one third is scheduled to vest on November 1, 2012.

         On August 10, 2011, the Board of Directors appointed Chris Caulson as its new Chief Financial Officer and approved and entered into an employment agreement with him, effective on August 10, 2011. This agreement calls for an annual salary of $165,000. Further, Mr. Caulson is granted 2,700,000 stock options with an exercise price of $0.27 per share and a ten (10) year term. One third of these options vested immediately, while one third vested on November 1, 2011 and one third is scheduled to vest on November 1, 2012.

2007 UNIT OPTION PLAN

         On February 12, 2010, in connection with our reverse merger with Envision Solar International, Inc. a California corporation, we adopted the 2007 Unit Option Plan. Pursuant to the 2007 Unit Option Plan, 100,000 units of Envision LLC were reserved for issuance as awards to employees, members of Envision LLC's board of managers, consultants and other service providers. The purpose of the 2007 Plan was to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in Envision LLC's development and financial success. The 2007 Plan will be administered by our board of directors until such time as such authority has been delegated to a committee of the board of directors. As of December 31, 2011 there are no options that remain outstanding on this plan. In March 2012, the Board of Directors effectively terminated the 2007 Plan.

2008 STOCK OPTION PLAN

         On February 12, 2010, in connection with our reverse merger with Envision Solar International, Inc. a California corporation, we adopted the 2008 Stock Option Plan pursuant to which 200,000 shares of Envision CA common stock were reserved for issuance as awards to employees, directors, consultants and other service providers. The purpose of the 2008 Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. Under the 2008 Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Code and non-qualified stock options. The incentive stock options may only be granted to employees. Nonstatutory stock options may be granted to employees, directors and consultants. The 2008 Plan will be administered by our board of directors until such time as such authority has been delegated to a committee of the board of directors. On a post-Merger basis, 6,172,435 stock options have been granted to date and remain outstanding under the 2008 Plan. Of these, 63,735 stock options have been issued outside of the 2008 Plan.

2011 EQUITY INCENTIVE PLAN

         On August 10, 2011, in order to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success, the Company, through its board of directors, adopted a new equity incentive plan (the "2011 Plan"), pursuant to which 30,000,000 shares of our common stock will be reserved for issuance as awards to employees, directors, consultants and other service providers. Under the 2011 Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Code and non-qualified stock options. The incentive stock options may only be granted to employees. Nonstatutory stock options may be granted to employees, directors and consultants. The 2011 Plan will be administered by our board of directors until such time as such authority has been delegated to a committee of the board of directors. The Company will present the 2011 Plan to our shareholders for ratification in 2012.

DIRECTOR COMPENSATION

         There was no compensation to board members in 2010.

         On August 10, 2011, the Board of Directors approved compensation for non executive board members amounting to 200,000 stock options per year of service, effective and commencing on August 10, 2011. Accordingly, the Company has granted 200,000 stock options to each of Jay Potter and John Evey, effective August 10, 2011 for the year of service during the year ending December 31, 2011. The stock options have an exercise price of $0.27 per share and a term of ten (10) years. These options will vest on a prorated basis over the year of service.

         The following Summary Compensation Table sets forth all compensation paid, distributed or accrued for services rendered in the capacities of non executive board members.

                                         OPTION
          NAME                 YEAR      AWARDS ($)(1)    TOTAL ($)
          ----                 ----      -------------    ---------
          Jay S. Potter        2011      79,651           79,651
          John Evey            2011      79,651           79,651

         (1) This represents the fair value of the award as of the grant date in accordance with FASB ASC Topic 718

         On January 1, 2012, in accordance with the provisions of the board compensation plan adopted in 2011, the Company granted 200,000 stock options to each of its three non executive directors, for a total of 600,000 stock options valued at $101,632, for their service as members of the board of directors. Jay Potter and John Evey were granted options with an exercise price of $0.23 per share and a term of ten (10) years. Because of the restrictions in our 2011 Plan that limit the issuance of stock options to anyone who holds more than 10% of the voting power of all classes of stock, Robert Noble was granted 200,000 stock options with an exercise price of $0.25 per share and a term of five (5) years.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 23, 2012 regarding the beneficial ownership of our common stock by (i) each person or entity who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each executive officer and named officer; (iii) each director; and
(iv) all of our officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or become exercisable within 60 days of March 23, 2012 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o 7675 Dagget Street, Suite 150, San Diego, California 92111.


--------------------------------------------------------------------------------
                                Number of Shares         Percentage Beneficially
Name of Beneficial Owner      Beneficially Owned (1)            Owned (2)
--------------------------------------------------------------------------------

Robert Noble                       12,775,560 (3)               24.08%
Jay Potter                          2,075,078 (4)                3.91%
John Evey                             805,027 (5)                1.52%
Desmond Wheatley                    2,880,000 (6)                5.43%
Chris Caulson                       1,800,000 (6)                3.39%
Gemini Master Fund                  6,279,712 (7)               11.84%
Gerald Hickson                      4,347,591 (8)                8.19%
All officers and directors
as a group (5 persons)             20,335,665                   38.33%
--------------------------------------------------------------------------------
---------------------------
*Less than 1%.

(1) Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise by such person of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of March 23, 2012.

(2) Based on 53,053,323 shares of our common stock outstanding as of March 23, 2012.

(3) Includes 50,000 shares of common stock issuable upon the exercise of options and 1,138,120 shares of common stock issuable upon the exercise of warrants.

(4) Includes 791,167 shares of common stock, 250,000 shares of common stock issuable upon the exercise of options, 432,143 shares of common stock issuable upon the exercise of warrants and 600,000 shares issuable upon the exercise of warrants held by Fulcrum Enterprises, Inc. Mr. Potter is the chairman and president of Fulcrum Enterprises, Inc.

(5) Includes 183,261 shares of common stock, 250,000 shares of common stock issuable upon the exercise of options and 371,766 shares of common stock issuable upon the conversion of balances owed through convertible note.

(6)      Includes shares of common stock issuable upon exercise of options.

(7) Includes shares issuable upon the conversion of outstanding amounts owed on convertible notes. The provisions of the convertible notes prohibit the investor from obtaining any ownership interest in excess of 9.9% of the total outstanding shares of voting stock of the Company. The address for this note holder is 619 S. Vulcan Ave, #203, Encinitas, California 92024.

(8) Includes 3,647,591 shares issued effective March 22, 2012 related to the conversion into shares of a $1,000,000 convertible note and its associated accrued interest. The address for this holder is 403 Hazeltine Drive, Austin Texas 78734.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our officers and directors, and certain persons who own more than 10% of a registered class of our equity securities (collectively, "Reporting Persons"), to file reports of ownership and changes in ownership ("Section 16 Reports") with the Securities and Exchange Commission. Reporting Persons are required by the SEC to furnish us with copies of all Section 16 Reports they file.

         Based solely on our review of the copies of such Section 16 Reports received by us, or written representations received from certain Reporting
Persons, all Section 16(a) filing requirements applicable to our Reporting Persons during and with respect to the fiscal year ended December 31, 2011 have been complied with on a timely basis.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         Desmond Wheatley, our current President and Chief Executive Officer, is the owner of a consulting firm that provided services to the Company during 2010, including his own personal services. During 2010, the Company paid the consulting firm $121,515 as compensation for services rendered. As of December 31, 2011, the Company has a balance owed to this consulting firm of $109,145 that is included in Accounts Payable -Related Party.

         Jay S. Potter, a director of the Company, was engaged through different organizations to provide capital raising services to the Company as it relates to the two private offerings that were conducted by us in 2010 and 2011 through licensed broker-dealer firms with which Mr. Potter was associated as a registered representative. The Company has paid cash offering costs of $140,766 in 2010 and $254,513 in 2011 to the broker dealers who acted as the placement agent and investment banker for these offerings, with approximately $70,000 of these amounts going to an affiliate of Mr. Potter, all of which have been accounted for as a reduction of APIC (paid in capital) in the applicable year. Further, the Company paid this same affiliate $40,000 of debt issue costs that are capitalized on the balance sheet and being amortized over the life of the applicable loan. In 2012, Allied Beacon Partners, Inc., the registered broker dealer firm of which Jay S. Potter is a registered representative, was paid approximately $40,000 in cash and issued 68,966 warrants to purchase 68,966 shares of the Company's common stock for an exercise price of $0.29 per share, for securities placement services.

         In August 2011, the Company issued 600,000 warrants, each with a five year term and exercise price of $0.25 per share, for investor relations and financial advisory services to a company controlled by Jay S. Potter, our director. These warrants, valued at $119,361 using the Black-Scholes valuation methodology, are being expensed over the six month term of the agreement.

         In December 2011, and in conjunction with his resignation as Executive Chairman, the Company issued 1,138,120 warrants, each with a five year term and exercise price of $0.24 per share (market price at day of issuance), to Robert Noble in exchange for the cancellation of debts owed to Mr. Noble for vacation and deferred salary liabilities. These warrants were valued at $209,006 using the Black-Scholes valuation methodology and there was no gain or loss on the transaction.

         A company owned in part by the Company's Chief Executive Officer rented office space from the Company for $500 per month, which amount is deemed to be the equivalent value for rent paid by the Company for such space. This arrangement terminated in December 2011.

         In 2009, the Company executed a 10% convertible note payable to John Evey in the amount of $102,236 originally due December 31, 2010 and further amended to become due December 31, 2012 for amounts loaned to the Company. Mr. Evey joined the Board of Directors on April 27, 2010. The current amount owed to Mr. Evey as of December 31, 2011 is $122,683.


                            AUDIT AND NON-AUDIT FEES

         The Company's board of directors reviews and approves audit and permissible non-audit services performed by its independent registered public accounting firm, as well as the fees charged for such services. In its review of non-audit service and its appointment of Salberg & Company, P.A. as our independent registered public accounting firm, the board considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by Salberg & Company, P.A. in 2010 and 2009 were approved by the board of directors. The following table shows the fees for the years ended December 31, 2010 and 2009:

                                                      2011         2010
                                                 -----------   ----------
Audit Fees (1)                                   $    54,600   $   65,100
Audit Related Fees (2)                           $     5,400   $      195
Tax Fees (3)                                     $         0   $        0
All Other Fees                                   $         0   $        0
----------------------

(1) Audit fees - these fees relate to the audit of our annual consolidated financial statements and the review of our interim quarterly financial statements.

(2) Audit related fees - these fees relate primarily to audit related consulting projects.

(3) Tax fees - no fees of this sort were billed by Salberg & Company P.A., our principal accountant during 2010 and 2009.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

         The Board's policy is to pre-approve, typically at the beginning of our fiscal year, all audit and non-audit services, other than de minimis non-audit services, to be provided by an independent registered public accounting firm. These services may include, among others, audit services, audit-related services, tax services and other services and such services are generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Board regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. As part of the Board's review, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management. At Board meetings throughout the year, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

         The Board has considered the provision of non-audit services provided by our independent registered public accounting firm to be compatible with maintaining their independence. The Board will continue to approve all audit and permissible non-audit services provided by our independent registered public accounting firm.


                           INCORPORATION BY REFERENCE

      In our filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the "Audit Committee Report" specifically is not incorporated by reference into any other filings with the SEC.

      This proxy statement is sent to you as part of the proxy materials for the 2012 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of our common stock.


                                  OTHER MATTERS

      The Board of Directors knows of no other matters that will be presented for consideration at the 2012 Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

      No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction, from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.


                           FORWARD LOOKING STATEMENTS

      This proxy statement contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve substantial risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include, but are not limited to, statements made in the Compensation Discussion and Analysis section of this proxy statement regarding future actions and benefits relating to our executive compensation programs. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned under the heading "Risk Factors" in our annual report on Form 10-K (accompanying this report), and in the periodic reports that we file with the SEC on Form 10-Q and Form 8-K.

                       By Order of the Board of Directors


                                                     Desmond Wheatley
                                                     Chief Executive Officer


June 8, 2012

         In some cases, only one Annual Report or Proxy Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 or Proxy Statement, to each stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to: Corporate Secretary, Envision Solar International, Inc., 7675 Dagget Street, Suite 150, San Diego, California 92111or by telephone at (858) 799-4583. Additionally, any stockholders who are presently sharing an address and receiving multiple copies of the Annual Report or Proxy Statement and who would rather receive a single copy of these materials in the future may instruct the Company by directing their request in the same manner.

                                    EXHIBIT A
                            2011 STOCK INCENTIVE PLAN

--------------------------------------------------------------------------------

                       ENVISION SOLAR INTERNATIONAL, INC.

                            2011 STOCK INCENTIVE PLAN

                         (AS ADOPTED ON AUGUST 11, 2011)


1. PURPOSE. The purpose of the 2011 Stock Incentive Plan (the "Plan") of Envision Solar International, Inc. (the "Company") is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $.001 par value, of the Company ("Common Stock") on terms determined under this Plan.

2. ADMINISTRATION. The Plan shall be administered by the Board of Directors or by a stock option or compensation committee (the "Committee") of the Board of Directors of the Company. The Committee shall consist of not less than one director of the Company and shall be appointed from time to time by the board of directors of the Company. Each member of the Committee shall be (i) a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the "1934 Act") (a "Non-Employee Director"), and (ii) shall be an "outside director" within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term "Committee", as used in the Plan, shall refer to the Board of Directors.

3. ELIGIBLE PARTICIPANTS. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4. TYPES OF INCENTIVES. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); and
(e) performance shares (section 9).

5.       SHARES SUBJECT TO THE PLAN.

         5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 30,000,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. In addition, on each anniversary of August 11, 2011 (the "Effective Date") on or before the fifth anniversary of the Effective Date, commencing on August 11, 2011, the aggregate number of shares of the Company's Common Stock reserved for issuance under this Plan shall be increased automatically by the lesser of: (a) a number of shares equal to five percent (5%) of the total number of remaining authorized shares on the immediately preceding December 31st; (b) 300,000 shares; or (c) such lesser number of shares as the Board of Directors, in its sole discretion, determines. These limits on the number of shares subject to the share reserve shall be subject to adjustment under Section 10.6 of the Plan. Notwithstanding the foregoing, no person shall receive grants of Incentives under the Plan that exceed 10,000,000 shares during any one fiscal year of the Company.

         5.2. CANCELLATION. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

         5.3. TYPE OF COMMON STOCK. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares or treasury stock, as designated by the Committee.

6. STOCK OPTIONS. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

         6.1. PRICE. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6.

         6.2. NUMBER. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

         6.3. DURATION AND TIME FOR EXERCISE. Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

         6.4. MANNER OF EXERCISE. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. The shares of Common Stock delivered by the participant pursuant to Section 6.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

         6.5. INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

                  (a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

                  (b) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

                  (c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the stockholders.

                  (d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

                  (e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

                  (f) If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

7. STOCK APPRECIATION RIGHTS. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

         7.1. NUMBER. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

         7.2. DURATION. Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

         7.3. EXERCISE. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

         7.4. PAYMENT. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

                  (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or
                  (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

                  (b) the Fair Market Value of a share of Common Stock on the exercise date.

         In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8. STOCK AWARDS AND RESTRICTED STOCK. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

         8.1. NUMBER OF SHARES. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

         8.2. SALE PRICE. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

         8.3. RESTRICTIONS. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

                  (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

                  (b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

                  (c) such other conditions or restrictions as the Committee may deem advisable.

         8.4. ESCROW. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

                  The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2011 Stock Incentive Plan of Envision Solar International, Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

         8.5. END OF RESTRICTIONS. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

         8.6. STOCKHOLDER. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

9. PERFORMANCE SHARES. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance shares shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

         9.1. PERFORMANCE OBJECTIVES. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

         9.2. NOT STOCKHOLDER. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company until the payment of shares of Common Stock with respect to an award.

         9.3. NO ADJUSTMENTS. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

         9.4. EXPIRATION OF PERFORMANCE SHARE. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

10.      GENERAL.

         10.1. EFFECTIVE DATE. The Plan will become effective upon its approval by the Company's stockholders. Unless approved within one year after the date of the Plan's adoption by the board of directors, the Plan shall not be effective for any purpose.

         10.2. DURATION. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

         10.3. NON-TRANSFERABILITY OF INCENTIVES. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive), or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to Employee's spouse, children, grandchildren or parents (collectively, the "Family Members"), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant's lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

         10.4. EFFECT OF TERMINATION OR DEATH. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

         10.5. ADDITIONAL CONDITION. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common

         Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         10.6. ADJUSTMENT. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

         10.7. INCENTIVE PLANS AND AGREEMENTS. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

         10.8. WITHHOLDING.

                  (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                  (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

         10.9. NO CONTINUED EMPLOYMENT, ENGAGEMENT OR RIGHT TO CORPORATE ASSETS. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons' beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

         10.10. DEFERRAL PERMITTED. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

         10.11. AMENDMENT OF THE PLAN. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

         10.12 SALE, MERGER, EXCHANGE OR LIQUIDATION. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a "transaction"), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

                  (1) providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) performance shares and/or SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately prior to such transaction, and
         (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

                  (2) providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

                  (3) providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

                  (4) providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

                  The Board may restrict the rights of participants or the applicability of this Section 10.12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         10.13. DEFINITION OF FAIR MARKET VALUE. For purposes of this Plan, the "Fair Market Value" of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Board of Directors determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market or Nasdaq Small-Cap Market ("Nasdaq"), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

         10.14. CHANGE IN CONTROL. (a) Upon a Change in Control, as defined in paragraph (b) of this Section 10.14, any stock option or restricted stock award granted to any Participant under this Plan that would have become vested upon continued employment by the Participant shall immediately vest in full and become exercisable, notwithstanding any provision to the contrary of such award, and notwithstanding the discretion of the Committee pursuant to Section 10.12.

         (b) For purposes of this Section 10.14, "Change in Control" means:

         (1) The acquisition by any person, entity or "group", within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934 (the "Exchange Act") (excluding, for this purpose, (A) the Company, (B) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, or (C) Lyle Berman, Bradley Berman, Bradley Berman Irrevocable Trust, Julie Berman Irrevocable Trust, Jessie Lynn Berman Irrevocable Trust, Amy Berman Irrevocable Trust and Steven Lipscomb) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 33% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

         (2) Individuals who, as of August 9, 2011, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to August 9, 2011 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

         (3) Approval by the stockholders of the Company of (A) a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company's then outstanding voting securities entitled to vote generally in the election of directors of the reorganized, merged or consolidated company, or (B) a liquidation or dissolution of the Company or (C) the sale of all or substantially all of the assets of the Company.

--------------------------------------------------------------------------------

                                     BALLOT
--------------------------------------------------------------------------------



                       ENVISION SOLAR INTERNATIONAL, INC.
                          7675 DAGGET STREET, SUITE 150
                           SAN DIEGO, CALIFORNIA 92111
                                 (858) 799-4583


             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, JULY 25, 2012

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

                   WE ARE ASKING YOU FOR A PROXY, AND YOU ARE
                          REQUESTED TO SEND US A PROXY.

         The undersigned hereby appoints Desmond Wheatley, Chief Executive Officer of Envision Solar International, Inc., proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Envision Solar International, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on July 25, 2012, at 4:00 p.m., Pacific Time, at 7675 Dagget Street, Suite 150, San Diego, California 92111, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1.       To elect a Board of up to four (4)  directors  to hold office until the
         next  annual  meeting  of  stockholders   or  until  their   respective
         successors have been elected and qualified:

         Nominees: Robert Noble, Jay S. Potter, John Evey, and Desmond Wheatley:

         [_]FOR: nominees listed above (except as marked to the contrary below).

         [_]WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To ratify of the adoption of the 2011 Stock Incentive Plan for Envision Solar International, Inc.:

         [_] FOR                  [_] AGAINST                      [_] ABSTAIN

3. To ratify the appointment of Salberg & Company, P.A. as independent accountants for the fiscal year ending December 31, 2012:

         [_] FOR                  [_] AGAINST                      [_] ABSTAIN

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Number of shares owned ________________ and voted hereby.

Name & Address of Shareholder


-----------------------------

-----------------------------

-----------------------------
(VOID WITHOUT INFO)



                                            ------------------------------------
                                            Signature of Stockholder



                                            ------------------------------------
                                            Signature if held jointly

                                            Dated:                       20
                                                  ---------------------,   ---

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                      -2-